UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2010

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin		53222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual meeting of shareholders of the Corporation was held on October 20, 2010 with the following results:

The following nominees were elected to serve three-year terms on the Corporation’s Board of Directors by the following votes:

	For	Withheld	Broker Non-Votes
William F. Achtmeyer	40,684,100	1,034,692	4,502,664
David L. Burner	37,689,037	4,029,755	4,502,664
Todd J. Teske	39,791,918	1,926,874	4,502,664

The following individuals will continue to serve as Directors of the Corporation: Michael E. Batten, James E. Humphrey, Keith R. McLoughlin, Robert J. O’Toole, Charles I. Story and Brian C. Walker.

PricewaterhouseCoopers LLP was ratified as the Corporation’s independent auditors by the following vote:

	For	Against	Broker Non-Votes
Ratification of Independent Auditors	46,030,578	87,315	103,563

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: October 22, 2010	By:	/s/ David J. Rodgers
David J. Rodgers
Senior Vice President and Chief Financial Officer Duly Authorized Officer

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